1st Quarter 2017 Investor Presentation Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation. Forward Looking Statement

Tampa Jacksonville Orlando Winter Haven Miami Overview of Pro Forma Franchise Ocala Gainesville Sarasota Daytona Beach CSFL (69) Platinum (7) Gateway (9) St. Augustine Vero Beach Boca Raton Established in 2000 Ticker Symbol: CSFL (NASDAQ) Headquartered in Winter Haven, FL on the I-4 Corridor $6.8B in assets $4.5B in loans $5.5B in deposits 78 branches Data as of 3/31/17; CSFL pro forma for acquisitions of Platinum Bank Holding Company (completed on 4/1/17) and Gateway Financial Holdings of Florida, Inc. (completed on May 1, 2017) Excludes purchase accounting adjustments and includes announced branch consolidations

Stock Price Outperformance Over 1, 3 & 5 Year Periods Source: SNL Financial 1 Year: 3/31/16 – 3/31/17 3 Year: 3/31/14 – 3/31/17 5 Year: 3/31/12 – 3/31/17

Current Focus 1. Improve earning asset mix with a target loan to deposit ratio of 85% Recruiting commercial lending teams 2. Invest in non-interest income lines of business Mortgage SBA ARC interest rate swap product 3. M&A Core competency after 14 completed acquisitions since 2009 Ample opportunities Preparations for crossing $10 billion in assets are ongoing

Banking the Sunshine State

Florida ranks as the number one state in the nation for net migration. Florida’s ~$900B economy is 70% larger than any other state in the southeastern United States and maintains an attractive tax policy. If the Sunshine State was a country, Florida’s economy would be the 17th largest in the world – larger than Saudi Arabia, Poland and Argentina. Why invest in Florida? Source: Bureau of Economic Analysis and US Census Bureau Population Growth

Florida hosted a record of 113 million visitors to the state in 2016. Tourism is on the Rise Source: Visit Florida Florida Historic Visitor Estimates

Single Family Housing is a Tailwind Under supply of housing starts since the crisis exceeds the over supply prior to the crisis. Source: Florida Office of Economic and Demographic Research Over supply Under supply Oversupply Undersupply

Source: SNL Financial Data as of 6/30/16 Blue highlight denotes MSAs in which CSFL has a presence; Southeast includes AL, FL, GA, MS, NC, SC and TN (1)Projected growth from 2017 to 2022 CenterState in the top MSAs in the Southeast Top 50 MSAs in Region by Population Top 50 MSAs in Region by Proj. Population Growth (1)

Capital Management

18 CSFL – Best Positioned Florida Consolidator Source: SNL Financial Data as of MRQ available on all Florida headquartered banks under $10 billion in assets. Public companies are defined as financial institutions traded on a national exchange. 2016 Platinum Bank Holding Co. Gateway Financial Holdings of FL, Inc. 2015 Community Bank of South Florida Hometown of Homestead Banking Co. 2014 First Southern Bancorp 2013 Gulfstream Bancshares 2012 FDIC - Central Florida State Bank FDIC - First Guaranty Bank & Trust Co. 2011 Federal Trust from The Hartford Insurance TD Bank divesture 2010 FDIC - Olde Cypress Community FDIC - Independent National Bank of Ocala FDIC - Community National Bank of Bartow 2009 FDIC - Ocala National Bank 14 transactions announced since 2009 Florida Headquartered Banks – 130

Combined Transactions: Total Assets = $1,464 million Total Loans = $995 million Total Deposits = $1,217 million Combined Target Financials (1) + Attractive Returns Source: SNL Financial Data as of 9/30/16 Excludes purchase accounting adjustments Price / TBV = 166% Price / LTM earnings with cost saves = 11.6x Cost savings of ~ 37% of combined expense base fully phased-in 7 of 16 acquired branches have close overlap with a CSFL branch Double-digit EPS accretion fully phased-in by 2018 Tangible book value earned back within 2 years Platinum acquisition closed on 4/1/17; Gateway acquisition closed on 5/1/17

Founded – 1997 Branches – 7 Headquarters in Brandon, FL Branches in: Tampa-St. Petersburg-Clearwater MSA Lakeland-Winter Haven MSA Company Highlights Total Assets - $606 million Gross Loans - $463 million Total Deposits - $519 million Financial Highlights Source: SNL Financial Company provided financial highlights as of 3/31/17 Demographic data as of 6/30/16 and weighted by deposits per county ’17 – ’22 Proj. Pop. Growth (%) 2016 Average HHI Completed Acquisition on 4/1/17:

Founded – 2006 Branches – 9 Headquarters in Daytona Beach, FL Branches in: Deltona-Daytona Beach-Ormond Beach, FL MSA Ocala-Gainesville, FL market Sarasota-Bradenton, FL MSA Expected to close on 5/1/17 Company Highlights Total Assets - $880 million Gross Loans - $572 million Total Deposits - $731 million Financial Highlights Source: SNL Financial Data as of 3/31/17; demographics deposit-weighting as of 6/30/16 Demographic data weighted by county, pro forma for announced acquisitions ’17 – ’22 Median HHI Growth (%) Completed Acquisition on 5/1/17:

Not Your Grandfather’s Bank 163% growth in deposits per branch 37 102 61 78 Jan. 2009 2009 ……to.…… 3/31/17 Mar. 2017* * Number of branches at 3/31/17; proforma to include deposits from Platinum Bank and Gateway Bank acquisitions less announced branch consolidations. 37 Branches Average Size $27M 95 Branches Acquired Plus 7 De-novo Branches 61 Branches Consolidated, Closed or Sold 78* Branches Average Size $71M

Operating Performance

Earnings Per Share : Historical and Consensus Forecast 2014 – 2018 CAGR: 32.1% * Excludes nonrecurring income (gain on extinguishment of debt) and nonrecurring expense (loss on termination of FDIC loss share agreements), net of tax. † Reflects consensus estimate per analyst reports.

Efficiency Ratio2 Performance Metrics ROATCE excludes amortization of intangibles, net of tax. Efficiency Ratio is defined as follows: [non-interest expense – nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – nonrecurring income] Tangible Book Value per share Return on Average Tangible Common Equity1, annualized Return on Average Assets, annualized 3/31/16 – 3/31/17 Growth: 22%

Loan Production by Year ($ in millions) * Excludes PCI loans.

Number of Deposit Accounts (000’s) Premium Core Deposit Franchise Cost of Deposits 2012 – 2016 CAGR: 8.4% Deposit Mix vs. Peers † Core deposits defined as non-time deposits. * Source: SNL Financial; as of MRQ available. Peers include the following: ABCB, BNCN, CBF, CCBG, CFNL, CHCO, FBNC, FFIN, FNBC, HOMB, LION, LTXB, OZRK, PNFP, RNST, SBCF, SBSI, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, WSBC

EPS include corporate overhead allocations. Correspondent Banking Income Analysis ($MM) Correspondent Earnings Measures (1)   2014 2015 2016     EPS $0.04 $0.14 $0.19 Client Banks (615) Birmingham Atlanta 92 4 3 2 11 68 40 41 8 22 29 Nashville Winston-Salem 10 3 2 4 1 9 1 2 1 2 12 1 1 1 1 2 13 2 5 2 2 5 San Francisco Austin 127 86

Investment Thesis Based on strong operating results, CSFL shares outperformed the banking index over a 1, 3 & 5 year horizon. Florida is an economic powerhouse and leads the nation in net migration. With $6.8 billion in pro-forma assets, CSFL ranks as the 2nd largest community bank headquartered in Florida. Investments are currently underway to accelerate organic growth and build shareholder value.

Supplemental

                  Loan Type No. of Loans Balance Avg Loan Balance     Residential Real Estate 7,002 $ 818 MM $116,800   CRE Owner Occupied 1,457 $ 657 MM $450,900 CRE Non-Owner Occupied 1,300 $ 1,167 MM $897,700   Construction, A&D, & Land 635 $ 149 MM $234,600   Commercial & Industrial 2,788 $ 463 MM $166,100   Consumer & All Other 4,736 $ 90 MM $19,000   Total   17,918   $3,344 MM   $186,600 Total Loan Portfolio as of March 31, 2017 Total Loans by Type 1 Total Loans Detail 1 1. Excluding purchased credit-impaired loans C&D loan concentration of 28% CRE loan concentration of 245% Consolidated Loan Concentrations

Loans, excluding PCI loans Yields (TEY) Average Balances ($ in billions) Source: SNL Financial, MRQ presented if current quarter not yet available Nonperforming assets include loans 90 days or more past due, nonaccrual loans, and OREO/ORA; and exclude FDIC covered assets Southeastern peers include ABCB, CBF, CHCO, CTBI, FBNC, FCB, HOMB, LION, PSTB, RBCAA, RNST, SBCF, SFBS, SFNC, SSB, STBZ, TOWN, UBSH, UCBI, XBKS. Florida peers include all banks headquartered in Florida with total assets between $1 billion and $10 billion. NPAs / Loans & OREO (%) Net Charge-offs (Recoveries) / Average Non PCI loans (%)

Deposit Relationships n Top 10 represent 4.7% of total deposits n Top 20 represent 6.7% of total deposits Total Deposits by Type Total Deposits Detail 23 Total Deposit Portfolio as of March 31, 2017                   Deposit Type No. of Deposits Balance Avg Deposit Balance     Demand Deposits 76,536 $ 1,586 MM $20,700   Now Accounts 38,783 $ 894 MM $23,000   Savings Deposits 23,420 $ 384 MM $16,400   Money Market 7,668 $ 910 MM $118,700 Certificates of Deposits 11,725 $ 523 MM $44,600         Total   158,132   $ 4,297 MM   $27,200 Checking Accounts (DDA & NOW) No. of Accounts $ Balance Retail 75% 29% Commercial 25% 71%

Analyst Coverage Source: SNL Financial and/or analysts’ reports. Firm Analyst Report Date Rating Price Target 2017 Operating EPS Estimate 2018 Operating EPS Estimate Hovde Group LLC Joseph Fenech May 2, 2017 Outperform $29.00 $1.42 $1.63 312-386-5909 Keefe, Bruyette & Brady Gailey, CFA Apr. 26, 2017 Market Perform $28.00 $1.40 $1.64 Woods Inc. 404-231-6546 Stephens, Inc. Tyler Stafford, CFA Apr. 27, 2017 Overweight $29.00 $1.40 $1.72 501-377-8362 Raymond James Michael Rose Apr. 26, 2017 Outperform 2 $29.00 $1.37 $1.62 Financial Inc. 312-655-2940 Fig Partners LLC John Rodis Apr. 27, 2017 Market Perform $28.00 $1.35 $1.60 314-570-2671

Investor Contacts Ernie Pinner John Corbett Executive Chairman President & Chief Executive Officer esp@centerstatebank.com jcorbett@centerstatebank.com Steve Young Jennifer Idell Chief Operating Officer Chief Financial Officer syoung@centerstatebank.com jidell@centerstatebank.com